3435 STELZER ROAD, COLUMBUS, OH 43219 1-800-551-1980

September 30, 2012

Dear Shareholder:

The Sound Shore Fund’s total return was 4.70% for the third quarter and 14.49% for the year-to-date. For the same respective periods, the Standard & Poor’s 500 Index (“S&P 500”) returned 6.35% and 16.44% while the Dow Jones Industrials Average (“Dow Jones”) gained 5.02% and 12.19%. The Fund ended September 30th with a net asset value of $33.63 per share.

We are required by the SEC to say that: Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s 1, 5, 10, and 15-year average annual total returns for the period ended September 30, 2012 were 28.28%, -1.20%, 7.67%, and 4.68%, respectively. As stated in the current prospectus, the Fund’s annual operating expense ratio is 0.94%. For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com.

Decelerating global economic trends, heightened tensions in the Middle East, and challenges to sovereign fiscal funding failed to stem the rise in equities in the third quarter. Much of the U.S. market’s optimism could be attributed to a (modified) old adage “Don’t fight the Feds” as central banks eased across the developed world, reducing the motivation to sell into global uncertainty. Importantly, yields on stocks compared favorably to other assets such as money market funds (nil yield) and 10-year Treasuries (1.6%) providing scant competition for investors with a long term horizon.

Our strategy over the past 27 years as value investors has been to research and select stocks of sound companies selling below their historic norms for reasons that, we believe, are often discounted and fleeting. It is not unusual, then, to find our list of best performers driven not by sector or theme, but by recognition of specific fundamental improvements.

This was the case last quarter with global pharmaceutical maker Sanofi, internet leader Google, media giant Time Warner, diversified bank Citigroup, and consumer products purveyor Procter & Gamble. The first three of these continued to win within their industries as proved by Sanofi’s extensive emerging markets footprint, Google’s double-digit revenue growth, and Time Warner’s share pickup in cable networks and studios. Meanwhile, internal improvements helped both Citi, which fortified its capital base via the sale of its retail brokerage, and P&G, where management committed to significant cost cutting.

Our biggest third quarter detractor was global utility AES which reversed its prior 2012 gains due to lower power prices and temporary operating issues in Chile. At less than 9 times earnings, AES’s valuation does not reflect potential upside from its country rationalization plan, recently initiated dividend, and future steps to direct surplus cash to debt reduction and share repurchase. Other laggards for the period included health insurer UnitedHealth Group and custody bank State Street, both of which declined about 5 percent due to group plan pricing competition and lower net interest margins, respectively.

Federal Reserve data shows U.S. household market distrust, with equity outflows having continued for five quarters in a row through June, the latest data available. A primary offset to support stocks has been strong corporate repurchase of shares, a reflection of solid corporate balance sheets and a lack of confidence to pursue growth projects. A below-norm P/E of 13.5 times forward four quarter earnings for the S&P 500 also implies that plenty of stock market skepticism remains.

Your portfolio is poised to capitalize on the underlying success of its holdings, in our opinion. It possesses a below-market P/E multiple of 11.5 times forward four quarter consensus and the median security would need to rise over 45% to achieve its historic P/E norm — the median of the past 15 years. Additionally, we estimate the companies we hold are generating free cash (cash generated in excess of capital requirements) equal to 7% of their market value, providing significant potential for dividends and share repurchases as they await greater investor recognition.

As always, thank you for your investment alongside ours in Sound Shore.

Sincerely,

SOUND SHORE FUND

Harry Burn, III

John P. DeGulis

T. Gibbs Kane, Jr.

Co-Portfolio Managers

Fund returns assume the reinvestment of all dividend and capital gain distributions. The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Dow Jones Industrial Average consists of 30 stocks that are considered to be major factors in their industries and that are widely held by individuals and institutional investors. It is not possible to invest directly in an Index or Average.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

This letter may contain discussions about certain investments both held and not held in the portfolio. As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk. Percent of net assets as of 9/30/12:    AES Corporation: 2.54%; Citigroup, Inc.: 2.78%; Google, Inc.: 2.74%; Proctor & Gamble Company: 2.49%; Sanofi ADR: 2.91%; State Street Corporation: 3.01%; Time Warner, Inc.: 2.36%; and UnitedHealth Group, Inc.: 2.54%.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Mid Cap Risk: Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies. Foreign Securities Risk: The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments. Investments in foreign securities also may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations.

The views in this letter were those of the Fund managers as of 9/30/12 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter. These views (i) are intended to assist shareholders in understanding the Fund’s present investment methodology and (ii) do not constitute investment advice. This letter must be preceded or accompanied by a current Fund prospectus. Distributed by Foreside Fund Services, LLC.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012 (Unaudited)

	Share Amount	Market Value
Common Stocks (98.0%)
Auto (1.5%)
General Motors Co. †	982,800	$22,358,700

Consumer Discretionary (6.8%)
Comcast Corp., Class A	1,051,600	37,615,732
Lowe’s Companies, Inc.	981,300	29,674,512
Time Warner, Inc.	786,000	35,629,380

		102,919,624

Consumer Staples (12.5%)
Bunge, Ltd.	572,900	38,412,945
CVS Caremark Corp.	826,300	40,009,446
Dr Pepper Snapple Group, Inc.	777,500	34,622,075
Procter & Gamble Co.	540,400	37,482,144
Sysco Corp.	1,213,300	37,939,891

		188,466,501

Diversified Financials (16.6%)
Bank of America Corp.	3,898,700	34,425,521
Capital One Financial Corp.	715,000	40,762,150
Citigroup, Inc.	1,278,400	41,829,248
Credit Suisse Group AG ADR	496,500	10,500,975
Invesco, Ltd.	1,576,900	39,406,731
State Street Corp.	1,081,500	45,379,740
The Charles Schwab Corp.	2,927,500	37,442,725

		249,747,090

Energy (6.8%)
Devon Energy Corp.	575,500	34,817,750
EQT Corp.	536,800	31,671,200
Weatherford International, Ltd. †	2,819,200	35,747,456

		102,236,406

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012 (Unaudited)

	Share Amount	Market Value
Health Care (10.0%)
Cardinal Health, Inc.	956,100	$37,259,217
Life Technologies Corp. †	870,000	42,525,600
Thermo Fisher Scientific, Inc.	555,000	32,650,650
UnitedHealth Group, Inc.	689,600	38,210,736

		150,646,203

Industrials (5.3%)
General Electric Co.	2,084,500	47,338,995
Southwest Airlines Co.	3,645,300	31,969,281

		79,308,276

Insurance (8.6%)
American International Group, Inc. †	828,800	27,176,352
Aon PLC	511,800	26,762,022
Marsh & McLennan Cos., Inc.	1,117,100	37,903,203
MetLife, Inc.	1,080,900	37,247,814

		129,089,391

Materials (4.1%)
E.I. du Pont de Nemours & Co.	746,700	37,536,609
Owens-Illinois, Inc. †	1,331,900	24,986,444

		62,523,053

Pharmaceuticals (8.8%)
Novartis AG ADR	728,400	44,621,784
Pfizer, Inc.	1,794,900	44,603,265
Sanofi SA ADR	1,020,200	43,929,812

		133,154,861

Technology (14.5%)
Analog Devices, Inc.	655,100	25,673,369
Applied Materials, Inc.	3,152,500	35,197,663
Flextronics International, Ltd. †	5,501,700	33,010,200
Google, Inc., Class A †	54,800	41,346,600

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Concluded)

SEPTEMBER 30, 2012 (Unaudited)

	Share Amount	Market Value
Technology (Continued)
Microsoft Corp.	1,454,900	$43,326,922
Texas Instruments, Inc.	1,440,900	39,696,795

		218,251,549

Utilities (2.5%)
AES Corp. †	3,484,200	38,221,674

Total Common Stocks (cost $1,292,421,329)		$1,476,923,328

Short-Term Investments (1.4%)
Money Market Fund (1.4%)
Western Asset Institutional U.S. Treasury Fund, 0.02% (cost $21,593,528) (a)	21,593,528	$21,593,528

Total Investments (99.4%) (cost $1,314,014,857) *		$1,498,516,856
Other Assets less Liabilities (0.6%)		8,807,663

Net Assets (100.0%)		$1,507,324,519

†	Non-income producing security
(a)	Rate disclosed is as of September 30, 2012.

ADR—American Depositary Receipt

PLC—Public Limited Company

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$225,485,197
Gross Unrealized Depreciation	(40,983,198)

Net Unrealized Appreciation	$184,501,999

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012 (Unaudited)

1.    Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”). The investment objective of the Fund is growth of capital.

2.    Significant Accounting Policies

This Schedule of Investments is prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

a.  Security Valuation

Exchange traded securities (including those traded on the National Association of Securities Dealers’ Automated Quotation system) are valued at the last quoted sale price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Fixed-income securities may be valued at prices supplied by the Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at net asset value (“NAV”). Money market instruments that mature in 60 days or less may be valued at amortized cost.

The Fund values securities at fair value pursuant to procedures adopted by the Board of Directors if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair value price of an asset may differ from the asset’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Concluded)

SEPTEMBER 30, 2012 (Unaudited)

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets

Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the valuation procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Fixed-income securities and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the inputs used to value the Fund’s investments in securities as of September 30, 2012:

Valuation Inputs	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stocks	$1,476,923,328	$—	$—	$1,476,923,328
Short-Term Investments	21,593,528	—	—	21,593,528

Total Investments	$1,498,516,856	$—	$—	$1,498,516,856

At September 30, 2012, all equity securities and open-end mutual funds were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by industry type.

The Fund’s policy is to disclose transfers between Levels based on valuations at the end of the reporting period. There were no transfers between Levels 1 and 2 as of September 30, 2012, based on the valuation input levels on December 31, 2011.

b. Security Transactions

Security transactions are recorded on a trade date basis.

3. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was available to be issued.

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Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Distributor

Foreside Fund Services, LLC

Portland, Maine

www.foreside.com

Transfer and

Distribution Paying Agent

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Custodian

Citibank, N.A.

New York, New York

Fund Counsel

Dechert LLP

New York, New York

Counsel to the Independent Directors

Wilmer Cutler Pickering Hale

and Dorr, LLP

New York, New York

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

New York, New York

107-QR-0912

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, and other information.

SOUND SHORE FUND, INC.

3435 Stelzer Road

Columbus, OH 43219

http://www.soundshorefund.com

(800) 551-1980

Quarterly Letter to Shareholders

(Unaudited)

SEPTEMBER 30, 2012